EXHIBIT 99.3

                PRO FORMA FINANCIAL INFORMATION OF THE COMPANY


Index

Section I -       Pro forma consolidated combining financial statements of
                  the Company for the PHH Merger, including the following:

                  The pro forma consolidated combining balance sheet of the Company, which combines the pro forma consolidated balance sheet of the Company with the consolidated balance sheet of PHH Corporation as of September 30, 1996 and the related pro forma consolidated combining statements of income for the year ended December 31, 1995, and each of the nine month periods ended September 30, 1995 and 1996.

Section II -      Pro forma consolidated financial information of the
                  Company excluding the PHH Merger. Such pro forma consolidated financial information includes the following:

                  The pro forma consolidated balance sheet of the Company as of September 30, 1996 and the pro forma consolidated statements of operations of the Company for the year ended December 31, 1995 and each of the nine month periods ended September 30, 1995 and 1996.

Section III -     Combining historical consolidated financial statements
                  of the Company for the PHH Merger, including the following:

                  The combining historical consolidated balance sheet of the Company, which combines the consolidated balance sheet of the Company with the historical consolidated balance sheet of PHH Corporation as of September 30, 1996 and the related combining historical consolidated statements of income for each of the years ended December 31, 1993, 1994 and 1995 and each of the nine month periods ended September 30, 1995 and 1996.

                                   SECTION I

                       HFS INCORPORATED AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED COMBINING FINANCIAL STATEMENTS
                              FOR THE PHH MERGER


On November 10, 1996, the Company entered into a definitive merger agreement (the "PHH Merger") pursuant to which the Company will issue approximately $1.7 billion of Company common stock in exchange for all of the outstanding common stock of PHH Corporation ("PHH"). The accompanying pro forma consolidated combining financial statements give effect to the business combination of the Company and PHH which will be accounted for as a pooling of interests. Accordingly, the underlying pro forma consolidated combining balance sheet as of September 30, 1996 and the pro forma consolidated combining statements of income for the year ended December 31, 1995 and the nine month periods ended September 30, 1995 and 1996 reflects the combining of the historical financial results of PHH Corporation with the pro forma financial results of the Company prior to the Company entering into the PHH Merger. The pro forma financial results of the Company include all of the Company's acquisitions prior to the PHH Merger, including the recent acquisitions of Avis, Inc. and Resort Condominiums International, Inc. See Section II of Exhibit 99.3 herein for the Pro Forma Consolidated Financial Statements of the Company prior to the PHH Merger related to the aforementioned periods.

Additionally, the pro forma consolidated combining financial statements reflect adjustments for the pooling of the Company and PHH including reclassifications to conform accounting policies and shares issued as consideration in connection with the PHH Merger. The Company expects to recognize a one-time charge related to transaction and business combination costs in connection with the PHH Merger, which is not reflected in the pro forma consolidated combining statements of income.

The pro forma consolidated combining financial statements do not purport to present the financial position or results of operations of the Company had the PHH Merger occurred on the dates specified, nor are they necessarily indicative of the operating results that may be achieved in the future.

The pro forma consolidated combining financial statements are based on certain assumptions and adjustments described in the Pro Forma consolidated financial information of the Company as set forth in Section II, herein and should be read in conjunction therewith and with (i) the consolidated financial statements and related notes of the Company included in its 1995 Annual Report on Form 10-K (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 (iii) the consolidated financial statements of PHH Corporation included elsewhere in this report; and (iv) the financial statements and related notes of certain of the acquired companies previously filed in Current Reports on Form 8-K pursuant to Regulation S-X Rule 3.05, "Financial Statements of Business Acquired or to be Acquired".



                                                     SECTION I

                                         HFS INCORPORATED AND SUBSIDIARIES
                                  PRO FORMA CONSOLIDATED COMBINING BALANCE SHEET                        PAGE 1 OF 2
                                             AS OF SEPTEMBER 30, 1996
                                                  (IN THOUSANDS)



                                                                                                     PRO FORMA
                                                PRO FORMA      HISTORICAL          PRO FORMA         COMBINED
                                                HFS (1)          PHH (2)          ADJUSTMENTS        COMPANIES
                                             -------------    -------------     -------------      -----------
ASSETS
   Current assets
     Cash and cash equivalents              $      150,900    $      11,450     $        -         $     162,350
     Relocation receivables                        136,052          666,905              -               802,957
     Other accounts and notes receivable, net      148,082          442,951              -               591,033
     Other current assets                           83,798           58,916              -               142,714
                                            --------------    -------------     ------------       -------------
TOTAL CURRENT ASSETS                               518,832        1,180,222              -             1,699,054
                                            --------------    -------------     ------------       -------------


   Property and equipment-net                      241,018           92,846              -               333,864
   Franchise agreements-net                        594,415                -              -               594,415
   Excess of cost over fair value of
     net assets acquired-net                     1,339,836           47,656              -             1,387,442
   Intangible assets                             1,168,400                -              -             1,168,400
   Investment in car rental operating
     company-net                                    75,000                -              -                75,000
   Deferred income taxes-net                        61,200                -              -                61,200
   Other assets                                    137,816          125,384              -               263,200
                                            --------------    -------------     ----------         -------------
TOTAL                                            4,136,517        1,446,108              -             5,582,625
                                            --------------    -------------     ------------       -------------


ASSETS UNDER VEHICLE MANAGEMENT
   AND MORTGAGE PROGRAMS
   Net investment in leases and leased vehicles          -        3,285,721              -             3,285,721
   Mortgage loans held for sale                          -          872,404              -               872,404
   Mortgage servicing rights & fees                      -          280,344              -               280,344
                                            --------------    -------------     ------------       -------------
TOTAL                                                    -        4,438,469              -             4,438,469
                                            --------------    -------------     ------------       -------------

TOTAL ASSETS                                $    4,136,517    $   5,884,577     $        -         $  10,021,094
                                            ==============    =============     ============       =============

-------------
(1) Pro forma for all material transactions, excluding the PHH Merger (See
Section II).

(2)  The historical PHH balance sheet is as of October 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

         See Notes to  pro forma consolidated combining financial statements.


                                                      SECTION I

                                          HFS INCORPORATED AND SUBSIDIARIES
                                   PRO FORMA CONSOLIDATED COMBINING BALANCE SHEET                         PAGE 2 OF 2
                                              AS OF SEPTEMBER 30, 1996
                                                   (IN THOUSANDS)


                                                                                                     PRO FORMA
                                                PRO FORMA      HISTORICAL          PRO FORMA          COMBINED
                                                  HFS (1)        PHH (2)          ADJUSTMENTS         COMPANIES
                                            --------------    -------------     -------------      ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities
     Accounts payable and other
       accrued liabilities                  $      243,307    $    418,143      $    76,651    (A) $   738,101
     Deferred revenue - net                        143,873               -                -            143,873
     Income taxes payable                           81,633               -                -             81,633
     Accrued acquisition obligations                84,287               -                -             84,287
     Current portion of long-term debt             130,837               -                -            130,837
                                            --------------    ------------       ----------        -----------
TOTAL CURRENT LIABILITIES                          683,937         418,143           76,651          1,178,731
                                            --------------    ------------       ----------        -----------


     Long-term debt                                822,800               -         584,796    (B)    1,407,596
     Deferred revenue                              193,002         114,021         (76,651)   (A)      230,372
     Other non-current liabilities                  32,970               -                -             32,970
     Deferred income taxes                          85,400               -                -             85,400
                                            --------------    ------------       ----------        -----------
TOTAL                                            1,818,109         532,164          508,145          2,935,069
                                            --------------    ------------       ----------        -----------


LIABILITIES UNDER VEHICLE MANAGEMENT
   AND MORTGAGE PROGRAMS
     Debt                                                -       4,476,805        (584,796)   (B)    3,892,009
     Deferred income taxes                               -         221,700                -            221,700
                                            --------------    ------------       ----------        -----------

TOTAL                                                    -       4,698,505        (584,796)          4,113,709
                                            --------------    ------------       ----------        -----------

STOCKHOLDERS' EQUITY:
   Common stock                                      1,293          99,820         (99,563)   (C)        1,550
   Additional paid-in capital                    2,110,879               -           99,563   (C)    2,210,442
   Retained earnings                               206,236         568,400                -            774,636
   Foreign currency equity adjustment                    -         (14,312)               -           (14,312)
                                            --------------    -------------      ----------        -----------
TOTAL STOCKHOLDERS' EQUITY                       2,318,408         653,908                -          2,972,316
                                            --------------    ------------       ----------        -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $    4,136,517    $  5,884,577      $         -        $10,021,094
                                            ==============    ============      ===========        ===========

-------------
(1) Pro forma for all material transactions, excluding the PHH Merger (See
Section II).

(2)    The historical PHH balance sheet is as of October 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to pro forma consolidated combining financial statements.

                                   SECTION I

                       HFS INCORPORATED AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED COMBINING STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                           PRO FORMA
                                                PRO FORMA      HISTORICAL          PRO FORMA            HISTORICAL HFS,
                                                HFS (1)         PHH (2)           ADJUSTMENTS            AS RESTATED
                                            --------------    -------------     -------------          -------------
NET REVENUES
   Service fees, net                        $    834,038      $          -      $    203,390     (E)   $     1,037,428
     Real estate services                              -           782,727          (532,573)    (D)           250,154
     Mortgage services                                 -           173,787                 -                   173,787
                                            ------------      ------------      ------------           ---------------
   Service fees, net                             834,038           956,514          (329,183)                1,461,369

   Fleet management                                    -         1,347,870          (203,390)    (E)         1,144,480
     Depreciation on vehicles
       under operating leases                          -          (929,341)                -                  (929,341)
     Interest                                          -                 -          (159,652)    (F)          (159,652)
                                            ------------      ------------      -------------          ---------------
   Fleet management, net                               -           418,529          (363,042)                   55,487
                                            ------------      ------------      -------------          ---------------

   Other                                         169,510                 -                 -                   169,510
                                            ------------      ------------      ------------           ---------------
Net revenues                                   1,003,548         1,375,043          (692,225)                1,686,366
                                            ------------      ------------      -------------          ---------------

EXPENSES
   Selling, general and administrative           452,491           310,567           (29,692)    (G)           733,366
   Costs, including interest,of carrying
     and reselling homes                               -           658,498          (532,573)    (D)            97,324
                                                                                     (25,972)    (H)
                                                                                      (2,629)    (G)
   Direct costs of mortgage services                   -            60,498           (30,667)    (G)            29,831
                                            ------------      ------------      -------------          ---------------
     Total selling, general
       and administrative                        452,491         1,029,563          (621,533)                  860,521

   Depreciation and amortization                 136,319                 -            62,988     (G)           199,307
   Interest                                       53,534           212,365          (159,652)    (F)           132,219
                                                                                      25,972     (H)
   Other                                          33,527                 -                 -                    33,527
                                            ------------      ------------      ------------           ---------------
     Total expenses                              675,871         1,241,928          (692,225)                1,225,574
                                            ------------      ------------      -------------          ---------------

Income before income taxes                       327,677           133,115                 -                   460,792
Provision for income taxes                       135,243            54,995                 -                   190,238
                                            ------------      ------------      ------------           ---------------
Net income                                  $    192,434      $     78,120      $          -           $       270,554
                                            ============      ============      ============           ===============

PER SHARE INFORMATION (FULLY DILUTED)
   Net income                               $       1.38                                               $          1.63
                                            ============                                               ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 143,110                              25,700     (I)           168,810
                                            ============                        ============           ===============

----------------
(1)  Pro forma for all material transactions, excluding the PHH Merger (See
     Section II).
0
(2) The historical statement of operations of PHH is for the twelve months ended January 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform ato the presentation expected to be used by the merged companies.

See notes to pro forma consolidated combining financial statements.


                                                         SECTION I

                                             HFS INCORPORATED AND SUBSIDIARIES
                                   PRO FORMA CONSOLIDATED COMBINING STATEMENT OF INCOME
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                          PRO FORMA
                                                 PRO FORMA     HISTORICAL          PRO FORMA            HISTORICAL HFS,
                                                HFS (1)         PHH (2)           ADJUSTMENTS            AS RESTATED
                                            --------------    -------------     -------------          -------------
NET REVENUES
   Service fees, net                        $    616,268      $          -      $    150,028   (E)     $       766,296
     Real estate services                              -           590,168         (399,717)   (D)             190,451
     Mortgage services                                 -           124,144                 -                   124,144
                                            ------------      ------------      ------------           ---------------
   Service fees, net                             616,268           714,312         (249,689)                 1,080,891
                                            ------------      ------------      ------------           ---------------

   Fleet management                                    -         1,003,355         (150,028)   (E)             853,327
     Depreciation on vehicles
       under operating leases                          -          (692,788)                -                  (692,788)
     Interest                                          -                 -         (117,373)   (F)            (117,373)
                                            ------------      ------------      ------------           ----------------
   Fleet management, net                               -           310,567         (267,401)                    43,166
                                            ------------      ------------      ------------           ---------------

   Other                                         115,985                 -                 -                   115,985
                                            ------------      ------------      ------------           ---------------

Net revenues                                     732,253         1,024,879         (517,090)                 1,240,042
                                            ------------      ------------      ------------           ---------------

EXPENSES
   Selling, general and administrative           335,403           232,698          (22,452)   (G)             545,649
   Costs, including interest, of carrying
     and reselling homes                               -           497,415         (399,717)   (D)              76,266
                                                                                    (19,344)   (H)
                                                                                     (2,088)   (G)
   Direct costs of mortgage services                   -            40,093          (18,981)   (G)              21,112
                                            ------------      ------------      ------------           ---------------
    Total selling, general and
       administrative                            335,403           770,206         (462,582)                   643,027
                                            ------------      ------------      ------------           ---------------

   Depreciation and amortization                 100,632                 -            43,521   (G)             144,153
   Interest                                       41,063           154,638         (117,373)   (F)              97,672
                                                                                      19,344   (H)
   Other                                          22,328                 -                 -                    22,328
                                            ------------      ------------        ----------           ---------------
     Total expenses                              499,426           924,844         (517,090)                   907,180
                                            ------------      ------------        ----------           ---------------

Income before income taxes                       232,827           100,035                 -                   332,862
Provision for income taxes                        96,094            41,397                 -                   137,491
                                            ------------      ------------        ----------           ---------------
Net Income                                  $    136,733      $     58,638        $        -           $       195,371
                                            ============      ============        ==========           ===============

PER SHARE INFORMATION (FULLY DILUTED)
   Net income                               $       1.00                                               $          1.19
                                            ============                                               ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 140,582                              25,700   (I)             166,282
                                            ============                        ============           ===============

-----------------
(1)  Pro forma for all material transactions, excluding the PHH Merger (See
     Section II).

(2) The historical statement of operations of PHH is for the nine months ended October 31, 1995.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to pro forma consolidated combining financial statements.

                                   SECTION I

                       HFS INCORPORATED AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED COMBINING STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                           PRO FORMA
                                              PRO FORMA       HISTORICAL           PRO FORMA            HISTORICAL HFS,
                                               HFS (1)         PHH (2)            ADJUSTMENTS            AS RESTATED
                                            --------------    -------------     -------------          -------------
NET REVENUES
   Service fees, net                        $      691,711    $          -      $    152,602   (E)     $       844,313
     Real estate services                                -         619,431          (420,805)  (D)             198,626
     Mortgage services                                   -         188,636                  -                  188,636
                                            --------------    ------------      -------------          ---------------
   Service fees, net                               691,711         808,067          (268,203)                1,231,575
                                            --------------    ------------      -------------          ---------------

   Fleet Management                                      -       1,042,984          (152,602)  (E)             890,382
     Depreciation on vehicles
       under operating leases                            -        (727,457)                -                  (727,457)
     Interest                                                                       (120,404)  (F)            (120,404)
                                            --------------    -------------     -------------          ----------------
   Fleet management, net                                 -         315,527          (273,006)                   42,521
                                            --------------    ------------      -------------          ---------------

   Other                                           186,004               -                 -                   186,004
                                            --------------    ------------      ------------           ---------------
Net revenues                                       877,715       1,123,594          (541,209)                1,460,100
                                            --------------    ------------      -------------          ---------------

EXPENSES
   Selling, general and administrative             390,168         249,693           (19,808)  (G)             620,053
   Costs, including interest, of carrying
     and reselling homes                                 -         507,986          (420,805)  (D)              62,841
                                                                                     (22,970)  (H)
                                                                                      (1,370)  (G)
   Direct costs of mortgage services                     -          77,718           (38,720)  (G)              38,998
                                            --------------    ------------      -------------          ---------------
     Total selling, general and
       administrative                              390,168         835,397          (503,673)                  721,892
                                            --------------    ------------      -------------          ---------------

   Depreciation and amortization                   102,208               -            59,898   (G)             162,106
   Interest                                         36,930         169,933          (120,404)  (F)             109,429
                                                                                      22,970   (H)
   Other                                            16,259               -                 -                    16,259
                                            --------------    ------------      ------------           ---------------
     Total expenses                                545,565       1,005,330          (541,209)                1,009,686
                                            --------------    ------------      -------------          ---------------

Income before income taxes                         332,150         118,264                 -                   450,414
Provision for income taxes                         137,087          48,253                 -                   185,340
                                            --------------    ------------      ------------           ---------------
Net Income                                  $      195,063    $     70,011      $          -           $       265,074
                                            ==============    ============      ============           ===============

PER SHARE INFORMATION (FULLY DILUTED)
   Net income                               $         1.35                                             $          1.55
                                            ==============                                             ===============
   Weighted average common and
     common equivalent shares
     outstanding                                   147,513                            25,700   (I)             173,213
                                            ==============                      ============           ===============

-----------------
(1)  Pro forma for all material transactions, excluding the PHH Merger (See
     Section II).

(2) The historical statement of operations of PHH is for the nine months ended October 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to pro forma consolidated combining financial statements.

                       HFS INCORPORATED AND SUBSIDIARIES
                  NOTES TO PRO FORMA CONSOLIDATED COMBINING
                             FINANCIAL STATEMENTS


A.   OTHER CURRENT ASSETS:

     The pro forma adjustment reclassifies advances from clients to accounts payable and other accrued liabilities. This adjustment is made to conform to the presentation expected to be used by the merged companies. This adjustment was made to conform to the presentation expected to be used by the merged companies.

B.   Long-Term Debt:

     This pro forma adjustment reclassifies the portion of long-term debt associated with real estate services activities from Liabilities under Vehicle Management and Mortgage Programs to Long-Term Debt. This adjustment is made to conform to the presentation expected to be used by the merged companies.


C.   EQUITY:

     The pro forma adjustment reflects a reclassification of equity in connection with issuance of Company common stock to the PHH shareholders.


D.   SERVICES FEES:

     The pro forma adjustment offsets amounts billed (PHH revenue) to client corporations with expenses incurred (PHH expense) on behalf of client corporations. This adjustment is made to conform to the presentation expected to be used by the merged companies.

E.   FLEET MANAGEMENT:

     The pro forma adjustment reclassifies service fees generated from fee-based services provided to clients' vehicle fleets. This adjustment is made to conform to the presentation expected to be used by the merged companies.



F.   INTEREST EXPENSE--FLEET MANAGEMENT:

     The pro forma adjustment reclassifies interest expense on debt incurred to finance vehicle leasing activities. This adjustment is made to conform to the presentation expected to be used by the merged companies.


G.   DEPRECIATION AND AMORTIZATION:

     The pro forma adjustment reclassifies depreciation and amortization, other than depreciation on vehicles under operating leases, to a separate financial line to conform to the presentation expected to be used by the merged companies.

H.   INTEREST EXPENSE--REAL ESTATE SERVICES:

     The pro forma adjustment reclassifies the interest portion of the cost of carrying and reselling homes from selling general and administrative expense to interest expense. This adjustment is made to conform to the presentation expected to be used by the merged companies.

I.   WEIGHTED AVERAGE SHARES:

     The pro forma adjustment reflects the number of shares of Company common stock estimated to be issued by the Company in connection with the PHH Merger at an assumed $67.00 per share price.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES

          PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF THE COMPANY
                           EXCLUDING THE PHH MERGER


The pro forma consolidated balance sheet as of September 30, 1996 is presented as if the following had occurred on September 30, 1996:(i) the acquisition of Avis, Inc. ("Avis") and issuance of Company common stock (the "Avis Offering") as partial consideration for Avis and; (ii) the acquisition of Resort Condominiums International, Inc. and its affiliates ("RCI") and the issuance of Company common stock as partial consideration for RCI. The Company currently intends to undertake an initial public offering of a majority interest in the corporation which owns all company-owned Avis car rental locations (the "Operating Company") in 1997 and to enter into franchise, information technology and other agreements to provide services to the Operating Company based on terms to be determined. Accordingly, the pro forma financial statements reflect the acquired net assets and results of operations of the Avis rental car operating subsidiary intended to be sold as "Investment in car rental operating company-net" and "Other revenue", respectively.

The pro forma statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1995 and 1996 are presented as if the acquisitions of Avis and RCI and the following transactions had occurred on January 1, 1995: (i) the May 31, 1996 acquisition of the common stock of Coldwell Banker Corporation ("Coldwell Banker") and the related contribution of Coldwell Banker's owned real estate brokerage offices (the "Owned Brokerage Business") to an independent trust (the "Trust") (the "Coldwell Banker Transaction"); (ii) the receipt of proceeds from an offering of the Company's common stock (the "CB Offering") to the extent necessary to fund the acquisition of Coldwell Banker and the related repayment of indebtedness and acquisition expenses; (iii) the acquisitions of: the six non-owned Century 21 regions ("Century 21 NORS") during the second quarter of 1996, the Travelodge franchise system ("Travelodge") on January 23, 1996 and the Electronic Realty Associates franchise system ("ERA") on February 12, 1996 (collectively, the "Other 1996 Acquisitions"); and (iv) the February 22, 1996 issuance of $240 million of 4 3/4% convertible senior notes due 2003 to the extent such proceeds were used to finance the Other 1996 Acquisitions. The pro forma statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1995 are also presented as if the August 1, 1995 acquisition of Century 21 and the acquisition by merger (the "CCI Merger") in May 1995 of Central Credit Inc. ("CCI") had occurred on January 1, 1995.

All of the aforementioned acquisitions have been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values which are subject to further refinement, including appraisals and other analyses, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the above acquisitions will differ materially from the preliminary allocations. The Company has entered into certain immaterial transactions which are not reflected in the pro forma statements of operations.

The pro forma consolidated financial statements do not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. In addition to the cost savings reflected in the pro forma consolidated statements of operations, the pro forma consolidated statements of operations do not reflect certain additional cost savings and revenue enhancements that management believes may be realized following the acquisitions. These savings are expected to be realized primarily through the restructuring of franchise services of the acquired companies as well as revenue enhancements expected through leveraging of the Company's preferred vendor programs. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that actually will be realized.

The pro forma consolidated financial statements are based on certain assumptions and adjustments described in the Notes to Pro Forma Consolidated Balance Sheet and Statements of Operations and should be read in conjunction therewith and with (i) the consolidated financial statements and related notes of the Company included in its 1995 Annual Report on Form 10-K; (ii) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 as amended by the Form 10-Q/A and September 30, 1996; and (iii) the financial statements and related notes of the acquired companies previously filed in Current Reports on Form 8-K pursuant to Regulation S-X Rule 3-05, "Financial Statements of Businesses Acquired or to be Acquired."


                                                        SECTION II

                                             HFS INCORPORATED AND SUBSIDIARIES                                  PAGE 1 OF 2
                                           PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 AS OF SEPTEMBER 30, 1996
                                                      (IN THOUSANDS)


                                               HISTORICAL
                                      -------------------------------------
                                                                                 PRO FORMA ADJUSTMENTS
                                                                              --------------------------
                                         HFS          AVIS (1)       RCI        AVIS (A)       RCI (B)       PRO FORMA
                                      -----------    ---------    ---------   ----------    ------------    ----------
ASSETS
   Current assets
     Cash and cash equivalents        $   471,194    $       -    $  89,070   $ (367,166)   $   (42,198)    $   150,900
     Marketable securities                      -            -      184,599            -       (184,599)              -
     Relocation receivables               136,052            -            -            -              -         136,052
     Other accounts and notes
       receivable, net                    113,175        1,800       33,107            -              -         148,082
     Other current assets                  59,081        1,881       22,836            -              -          83,798
                                      -----------    ---------    ---------   ----------    -----------     -----------
TOTAL CURRENT ASSETS                      779,502        3,681      329,612     (367,166)      (226,797)        518,832
                                      -----------    ---------    ---------   -----------   ------------    -----------


   Property and equipment-net             106,233       33,828       87,785       58,172        (45,000)        241,018
   Franchise agreements-net               594,415            -            -            -              -         594,415
   Excess of cost over fair value of
     net assets acquired-net            1,339,836            -            -            -              -       1,339,836
   Intangible assets                            -      499,143            -      127,426        541,831       1,168,400
   Investment in car rental
     operating company-net                      -     (127,384)           -      202,384              -          75,000
   Deferred income taxes-net                    -            -            -        5,200         56,000          61,200
   Other assets                            80,064       59,633       40,936       (9,614)       (33,203)        137,816
                                      -----------    ---------    ---------   -----------   ------------    -----------
TOTAL ASSETS                          $ 2,900,050    $ 468,901    $ 458,333   $   16,402    $   292,831     $ 4,136,517
                                      ===========    =========    =========   ===========   ===========     ===========

Note: Certain reclassifications have been made to the historical results of HFS to conform with the Company's pro forma classification.

(1) See Consolidated Historical Balance Sheet of Avis, Inc. as adjusted as of August 31, 1996.


See notes to pro forma consolidated balance sheet and statements of operations.


                                                        SECTION II

                                             HFS INCORPORATED AND SUBSIDIARIES                                  PAGE 2 OF 2
                                           PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 AS OF SEPTEMBER 30, 1996
                                                      (IN THOUSANDS)


                                                     HISTORICAL
                                      -------------------------------------
                                                                                 PRO FORMA ADJUSTMENTS
                                                                              --------------------------
                                         HFS          AVIS (1)       RCI        AVIS (A)      RCI (B)        PRO FORMA
                                      -----------    ---------    ---------   ----------    ------------    ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities
     Accounts payable and other
       accrued liabilities            $   160,357    $   1,954    $  80,996   $       -     $       -     $     243,307
     Deferred revenue                      24,655            -      119,218           -             -           143,873
     Income taxes payable                  81,633          182            -        (182)            -            81,633
     Accrued acquisition obligations       40,287            -            -      44,000             -            84,287
     Current portion of long-term debt     29,907            -            -     100,930             -           130,837
                                      -----------    ---------    ---------   ---------     ---------     -------------
TOTAL CURRENT LIABILITIES                 336,839        2,136      200,214     144,748             -           683,937
                                      -----------    ---------    ---------   ---------     ---------     -------------

   Long-term debt                         534,264            -        3,536           -       285,000           822,800
   Deferred revenue                         7,299            -      185,703           -             -           193,002
   Other non-current liabilities           31,259            -        1,711           -             -            32,970
   Deferred income taxes                   85,400            -            -           -             -            85,400
   Preferred stock - Avis, Inc.                 -       72,416            -     (72,416)            -                 -
   Redeemable portion of
     common stock-ESOP                          -      295,465            -    (295,465)            -                 -
   Unearned compensation-ESOP                   -     (257,751)           -     257,751             -                 -

STOCKHOLDERS' EQUITY
   Participating convertible
     preferred stock                            -      132,000            -    (132,000)            -                 -
   Common stock                             1,237          290            -        (244)           10             1,293
   Additional paid-in capital           1,705,541      220,401       16,189     117,972        50,776         2,110,879
   Retained earnings                      206,236      103,339       37,459    (103,339)      (37,459)          206,236
   Treasury stock                          (8,025)    (102,269)           -     102,269         8,025                 -
   Net unrealized gain on available
     for sale of securities                     -            -       13,521           -       (13,521)              -
   Foreign currency equity adjustment           -        2,874            -      (2,874)            -                 -
                                      -----------    ---------    ---------   ----------    ---------     -------------

   TOTAL STOCKHOLDERS' EQUITY           1,904,989      356,635       67,169     (18,216)        7,831         2,318,408
                                      -----------    ---------    ---------   ----------    ---------     -------------
TOTAL LIABILITIES
   AND STOCKHOLDERS' EQUITY           $ 2,900,050    $ 468,901    $ 458,333   $   16,402    $ 292,831     $   4,136,517
                                      ===========    =========    =========   ==========    =========     =============

--------------
Note: Certain reclassifications have been made to the historical results of HFS to conform with the Company's pro forma classification.

(1) See Consolidated Historical Balance Sheet of Avis, Inc. as adjusted as of August 31, 1996.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                     CONSOLIDATED HISTORICAL BALANCE SHEET
                             AS OF AUGUST 31, 1996
                                (IN THOUSANDS)

                                            HISTORICAL              RECLASSIFICATION                 AVIS,
                                              AVIS                     ADJUSTMENT                 AS ADJUSTED
                                            ---------------         ----------------             -------------
ASSETS
Current assets
   Cash and cash equivalents                $       75,683           $      (75,683)             $           -
   Accounts and notes
     receivable, net                               174,047                 (172,247)                     1,800
   Vehicles, net                                 2,567,517               (2,567,517)                         -
   Due from affiliated company                     114,976                 (114,976)                         -
   Other current assets                             45,296                  (43,415)                     1,881
   Deferred income taxes                            68,667                  (68,667)                         -
                                            --------------           --------------              -------------
Total current assets                             3,046,186               (3,042,505)                     3,681
                                            --------------           ---------------             -------------

Property and equipment-net                         151,854                 (118,026)                    33,828
Intangible assets-Avis                             499,143                         -                   499,143
Investment in car rental
   operating company-net                                 -                 (127,384)                  (127,384)
Other assets                                        85,368                  (25,735)                    59,633
                                            --------------           ---------------             -------------
Total                                       $    3,782,551           $   (3,313,650)             $     468,901
                                            ==============           ===============             =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable and other               $      444,867           $     (442,731)             $       2,136
                                            --------------           ---------------             -------------

Long-term debt                                   2,488,651               (2,488,651)                         -
Public liability and property damage               215,135                 (215,135)                         -
Due to affiliated company                          132,563                 (132,563)                         -

Other non-current liabilities
   Deferred income taxes                            34,570                  (34,570)                         -
   Preferred stock-Avis, Inc.                       72,416                         -                    72,416
   Redeemable portion of common
     stock - ESOP                                  295,465                         -                   295,465
   Unearned compensation - ESOP                   (257,751)                        -                  (257,751)

Stockholders' Equity
   Participating convertible
     preferred stock                               132,000                         -                   132,000
   Common stock                                        290                         -                       290
   Additional paid-in capital                      220,401                         -                   220,401
   Retained earnings                               103,339                         -                   103,339
   Treasury stock                                 (102,269)                        -                  (102,269)
   Foreign currency equity adjustment                2,874                         -                     2,874
                                            --------------           ---------------             -------------
Total stockholders' equity                         356,635                         -                   356,635
                                            --------------           ---------------             -------------
Total                                       $    3,782,551           $   (3,313,650)             $     468,901
                                            ==============           ===============             =============

--------------
Note: The reclassification adjustment made to the historical balance sheet of Avis, Inc. is to present the historical net assets of car rental operations as "investment in car rental subsidiary-net".

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      HISTORICAL
                                            -------------------------------
                                                                ACQUIRED           PRO FORMA
                                                HFS (1)        COMPANIES          ADJUSTMENTS             PRO FORMA
                                            ------------      -------------     -------------          ---------------
NET REVENUES
   Service fees, net                        $    229,671      $   1,130,675     $     25,950    (C)    $       834,038
                                                                                    (535,207)   (D)
                                                                                     (17,051)   (E)
   Other                                          43,541             91,312           (4,421)                  169,510
                                                       -                  -           39,078    (F)
                                            ------------      -------------     ------------           ---------------
     Net revenues                                273,212          1,221,987         (491,651)                1,003,548
                                            ------------      -------------     -------------          ---------------

EXPENSES
   Selling, general and
     administrative                               82,426            957,758          (66,317)   (G)            452,491
                                                                                    (521,376)   (H)
   Depreciation and amortization                  30,857             66,522           38,940    (I)            136,319
   Interest                                       21,789             12,553           19,192    (J)             53,534
   Other                                           3,235             31,891           (1,599)                   33,527
                                            ------------      -------------     -------------          ---------------
     Total expenses                              138,307          1,068,724         (531,160)                  675,871
                                            ------------      -------------     -------------          ---------------

Income before income taxes
   and extraordinary loss                        134,905            153,263           39,509                   327,677
Provision for income taxes                        55,175             56,368           23,700    (K)            135,243
                                            ------------      -------------     ------------           ---------------
Income before extraordinary loss                  79,730             96,895           15,809                   192,434
Extraordinary loss                                     -              2,027           (2,027)                        -
                                            ------------      -------------     -------------          ---------------
Net income                                  $     79,730      $      94,868     $     17,836           $       192,434
                                            ============      =============     ============           ===============


PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                               $        .73                                               $          1.38
                                            ============                                               ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 115,654                              27,456    (L)            143,110
                                            ============                        ============           ===============

-----------------
Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform with the Company's pro forma classification.

The historical statement of income has been adjusted to reclassify $139,771 of marketing and reservations expenses against related service fees.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                             OF ACQUIRED COMPANIES
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                  HISTORICAL
                                          --------------------------------------------------------
                                            AVIS (1)                    COLDWELL         OTHER          TOTAL
                                          AS ADJUSTED      RCI           BANKER       ACQUISITIONS    HISTORICAL
                                          -----------   ----------     ----------     ------------    ----------
NET REVENUES
   Service fees, net                      $    21,608   $  295,183     $  679,137     $   134,747    $ 1,130,675
   Other                                       41,200            -         20,264          29,848         91,312
                                          -----------   ----------     ----------     -----------    -----------
     Net revenues                              62,808      295,183        699,401         164,595      1,221,987
                                          -----------   ----------     ----------     -----------    -----------

EXPENSES
   Selling, general
     and administrative                         7,205      205,637        616,182         128,734        957,758
   Depreciation and
     amortization                              19,683       15,931         22,425           8,483         66,522
   Interest                                       461          536          5,329           6,227         12,553
   Other                                          410       16,724              -          14,757         31,891
                                          -----------   ----------     ----------     -----------    -----------
     Total expenses                            27,759      238,828        643,936         158,201      1,068,724
                                          -----------   ----------     ----------     -----------    -----------
Income  before
   income taxes and
   extraordinary loss                          35,049       56,355         55,465           6,394        153,263

Provision for
   income taxes                                23,977        4,464         24,385           3,542         56,368
                                          -----------   ----------     ----------     -----------    -----------
Income before
   extraordinary loss                          11,072       51,891         31,080           2,852         96,895
Extraordinary loss                                  -            -          2,027               -          2,027
                                          -----------   ----------     ----------     -----------    -----------
Net income                                $    11,072   $   51,891     $   29,053     $     2,852    $    94,868
                                          ===========   ==========     ==========     ===========    ===========

--------------
Note: Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's pro forma classification.

(1) The historical financial statement of operations of Avis, as adjusted, has been adjusted to present only the historical results of operations intended to be retained by the Company. See Historical Consolidated Statement of Operations of Avis, Inc., as Adjusted, for the year ended February 29, 1996.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                          OF AVIS, INC., AS ADJUSTED
                     FOR THE YEAR ENDED FEBRUARY 29, 1996
                                (IN THOUSANDS)

                                                                      ADJUSTMENTS
                                                          -----------------------------------
                                                                                 RENTAL CAR           AVIS,
                                        HISTORICAL        RECLASSIFICATION       SUBSIDIARY        AS ADJUSTED
                                        --------------    ----------------      -------------    ---------------
REVENUES                                $   1,716,677       $          --       $ (1,653,869)    $      62,808

EXPENSES
   Selling, general and
     administrative                         1,119,888             (16,865)        (1,095,818)            7,205
   Depreciation and
     amortization                             411,796              16,404           (408,517)           19,683
   Interest                                   149,534                 461           (149,534)              461
   Other                                          410                  --                 --               410
                                        -------------       -------------       ------------     -------------
     Total expenses                         1,681,628                  --         (1,653,869)           27,759
                                        -------------       -------------       -------------    -------------

Income before income taxes                     35,049                  --                 --            35,049
Provision for income taxes                     23,977                  --                 --            23,977
                                        -------------       -------------       ------------     -------------
Net income                              $      11,072       $          --       $         --     $      11,072
                                        =============       =============       ============     =============

---------------

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                             OF OTHER ACQUISITIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

                                           CENTURY     CENTURY 21
                             CCI (1)      21  (1)         NORS         TRAVELODGE       ERA        TOTAL
                           ---------      ---------    -----------     -----------    ---------    -----
NET REVENUES
   Service fees, net       $       -      $  60,506    $    29,021     $    18,361    $  26,859    $ 134,747
   Other                       3,326         10,164            403              79       15,876       29,848
                           ---------      ---------    -----------     -----------    ---------    ---------
     Net revenues              3,326         70,670         29,424          18,440       42,735      164,595
                           ---------      ---------    -----------     -----------    ---------    ---------

EXPENSES
   Selling, general
     and administrative            -         57,241         25,763          15,604       30,126      128,734
   Depreciation and
     amortization                529          5,217            578               8        2,151        8,483
   Interest                        -          2,904             54               -        3,269        6,227
   Other                       1,917          2,751              -               -       10,089       14,757
                           ---------      ---------    -----------     -----------    ---------    ---------
     Total expenses            2,446         68,113         26,395          15,612       45,635      158,201
                           ---------      ---------    -----------     -----------    ---------    ---------
Income (loss) before
   income taxes                  880          2,557          3,029           2,828       (2,900)       6,394
Provision for income taxes       313          2,097              -           1,132            -        3,542
                           ---------      ---------    -----------     -----------    ---------    ---------
Net income (loss)          $     567      $     460    $     3,029     $     1,696   $   (2,900)   $   2,852
                           =========      =========    ===========     ===========   ===========   =========

---------------
Note: Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's pro forma classification.

(1) Reflects results of operations for the period from January 1, 1995 to the respective dates of acquisition.


See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         1995                   1996
                                                     -------------         -------------
NET REVENUES
   Service fees, net                                 $     616,268         $     691,711
   Other                                                   115,985               186,004
                                                     -------------         -------------
     Net revenues                                          732,253               877,715
                                                     -------------         -------------


EXPENSES
   Selling, general and administrative                     335,403               390,168
   Depreciation and amortization                           100,632               102,208
   Interest                                                 41,063                36,930
   Other                                                    22,328                16,259
                                                     -------------         -------------
     Total expenses                                        499,426               545,565
                                                     -------------         -------------

Income before income taxes                                 232,827               332,150
Provision for income taxes                                  96,094               137,087
                                                     -------------         -------------
Net income                                           $     136,733         $     195,063
                                                     =============         =============

PER SHARE INFORMATION (FULLY DILUTED)
   Net income                                        $        1.00          $       1.35
                                                     =============         ============

Weighted average common and common
   equivalent shares outstanding                           140,582               147,513
                                                     ==============        =============


See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                               HISTORICAL
                                      ---------------------------
                                                         ACQUIRED          PRO FORMA
                                         HFS (1)         COMPANIES       ADJUSTMENTS            PRO FORMA
                                      ----------       -----------     --------------         ------------
NET REVENUES
   Service fees, net                  $  159,792       $   862,148     $     19,508  (C)      $  616,268
                                                                           (411,795) (D)
                                                                            (13,385) (E)
     Other                                30,869            53,318           31,798  (F)         115,985
                                      ----------       -----------     ------------           ----------
     Net revenues                        190,661           915,466         (373,874)             732,253
                                      ----------       -----------     -------------          ----------


EXPENSES
   Selling, general
     and administrative                   49,472           730,298          (50,773) (G)         335,403
                                                                           (393,594) (H)
   Depreciation and amortization          21,721            52,566           26,345  (I)         100,632
   Interest                               16,272             8,135           16,656  (J)          41,063
   Other                                   2,012            21,018             (702)              22,328
                                      ----------       -----------     -------------          ----------
     Total expenses                       89,477           812,017         (402,068)             499,426
                                      ----------       -----------     -------------          ----------

Income before income taxes
   and extraordinary loss                101,184           103,449           28,194              232,827
Provision for income taxes                41,820            43,250           11,024  (K)          96,094
                                      ----------       -----------     ------------           ----------
Income before extraordinary loss          59,364            60,199           17,170              136,733
Extraordinary loss                             -             2,027           (2,027)                   -
                                      ----------       -----------     -------------          ----------
Net income                            $   59,364       $    58,172     $     19,197           $  136,733
                                      ==========       ===========     ============           ==========

PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                         $      .56                                              $     1.00
                                      ==========                                              ==========

   Weighted average common and
     common equivalent shares
     outstanding                         112,056                             28,526  (L)         140,582
                                      ==========                       ============           ==========

-----------------
(1) The historical statement of income has been adjusted to reclassify $109,070 of marketing and reservation expenses against related service fees.

Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform with the Company's pro forma classification.


See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                             OF ACQUIRED COMPANIES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                  HISTORICAL
                                          --------------------------------------------------------
                                             AVIS (1)                    COLDWELL      OTHER              TOTAL
                                          AS ADJUSTED      RCI           BANKER       ACQUISITIONS    HISTORICAL
                                          -----------   ----------     ----------     ------------   -----------
NET REVENUES
   Service fees, net                      $   13,358    $  222,627     $  513,483     $   112,680    $   862,148
   Other                                      21,652             -          3,972          27,694         53,318
                                          ----------    ----------     ----------     -----------    -----------
     Net revenues                             35,010       222,627        517,455         140,374        915,466
                                          ----------    ----------     ----------     -----------    -----------


EXPENSES
   Selling, general
     and administrative                        7,106       154,227        458,785         110,180        730,298
   Depreciation and
     amortization                             14,253        12,698         17,272           8,343         52,566
   Interest                                        -           402          2,958           4,775          8,135
   Other                                           -         6,570          1,944          12,504         21,018
                                          ----------    ----------     ----------     -----------    -----------
     Total expenses                           21,359       173,897        480,959         135,802        812,017
                                          ----------    ----------     ----------     -----------    -----------
Income  before
   income taxes and
   extraordinary loss                         13,651        48,730         36,496           4,572        103,449

Provision for
   income taxes                               21,644         1,940         16,422           3,244         43,250
                                          ----------    ----------     ----------     -----------    -----------
Income (loss) before
   extraordinary loss                         (7,993)       46,790         20,074           1,328         60,199
Extraordinary loss                                 -             -          2,027               -          2,027
                                          ----------    ----------     ----------     -----------    -----------
Net income (loss)                         $   (7,993)   $   46,790     $   18,047     $     1,328    $    58,172
                                          ===========   ==========     ==========     ===========    ===========

--------------
Note: Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's pro forma classification.

(1) The historical financial statement of operations of Avis, as adjusted, has been adjusted to present only the historical results of operations intended to be retained by the Company. See Historical Consolidated Statement of Operations of Avis, Inc., as Adjusted, for the nine months ended August 31, 1995.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                           OF AVIS, INC. AS ADJUSTED
                   FOR THE NINE MONTHS ENDED AUGUST 31, 1995
                                (IN THOUSANDS)

                                                             RENTAL CAR
                                                             SUBSIDIARY            AVIS
                                        HISTORICAL           ADJUSTMENT          AS ADJUSTED
                                        ------------        -------------        ------------
REVENUES                                $  1,190,189        $ (1,155,179)        $    35,010
                                        ------------        -------------        -----------


EXPENSES
   Selling, general and administrative       766,509            (759,403)              7,106
   Depreciation and amortization             304,339            (290,086)             14,253
   Interest                                  105,379            (105,379)                  -
   Other                                         311                (311)                  -
                                        ------------        -------------        -----------
     Total expenses                        1,176,538          (1,155,179)             21,359
                                        ------------        -------------        -----------

Income before income taxes                    13,651                   -              13,651
Provision for income taxes                    21,644                   -              21,644
                                        ------------        ------------         -----------

Net loss                                $     (7,993)       $          -         $    (7,993)
                                        =============       ============         ============

---------------

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                             OF OTHER ACQUISITIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                (IN THOUSANDS)

                                           CENTURY     CENTURY 21
                             CCI (1)      21  (1)         NORS         TRAVELODGE       ERA        TOTAL
                           ---------      ---------    -----------     -----------    ---------    -----
NET REVENUES
   Service fees, net       $       -      $  60,506    $    20,750     $    13,476    $  17,948    $ 112,680
   Other                       3,326         10,164            288              59       13,857       27,694
                           ---------      ---------    -----------     -----------    ---------    ---------
     Net revenues              3,326         70,670         21,038          13,535       31,805      140,374
                           ---------      ---------    -----------     -----------    ---------    ---------


EXPENSES
   Selling, general
     and administrative            -         57,241         18,421          11,503       23,015      110,180
   Depreciation and
     amortization                529          5,217            413               6        2,178        8,343
   Interest                        -          2,904             38               -        1,833        4,775
   Other                       1,917          2,751              -               -        7,836       12,504
                           ---------      ---------    -----------     -----------    ---------    ---------
     Total expenses            2,446         68,113         18,872          11,509       34,862      135,802
                           ---------      ---------    -----------     -----------    ---------    ---------
Income (loss) before
   income taxes                  880          2,557          2,166           2,026       (3,057)       4,572
Provision for income taxes       313          2,097              -             834            -        3,244
                           ---------      ---------    -----------     -----------    ---------    ---------
Net income (loss)          $     567      $     460    $     2,166     $     1,192   $   (3,057)   $   1,328
                           =========      =========    ===========     ===========   ===========   =========


---------------

Note: Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's pro forma classification.

(1) Reflects results of operations for the period from January 1, 1995 to the respective dates of acquisition.



See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                HISTORICAL
                                      -----------------------------
                                                         ACQUIRED        PRO FORMA
                                         HFS (1)         COMPANIES       ADJUSTMENTS            PRO FORMA
                                      ----------       ------------   ---------------         -------------
NET REVENUES
   Service fees, net                  $  346,127       $   584,215     $     11,835   (C)      $  691,711
                                                                           (235,625)  (D)
                                                                            (14,841)  (E)
   Other                                  81,733            78,084           26,187   (F)         186,004
                                      ----------       -----------     ------------            ----------
     Net revenues                        427,860           662,299         (212,444)              877,715
                                      ----------       -----------     -------------           ----------


EXPENSES
   Selling, general
     and administrative                  148,287           525,245          (56,001)  (G)         390,168
                                                                           (227,363)  (H)
   Depreciation and amortization          41,129            37,041           24,038   (I)         102,208
   Interest                               22,194             4,993            9,743   (J)          36,930
   Other                                  10,988             5,616             (345)               16,259
                                      ----------       -----------     -------------           ----------
     Total expenses                      222,598           572,895         (249,928)              545,565
                                      ----------       -----------     -------------           ----------

Income before income taxes               205,262            89,404           37,484               332,150
Provision for income taxes                82,630            21,904           32,553   (K)         137,087
                                      ----------       -----------     ------------            ----------
Net income                            $  122,632       $    67,500     $      4,931            $ 195,063
                                      ==========       ===========     ============            =========


PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                         $      .96                 -                -            $     1.35
                                      ==========                                               ==========

   Weighted average common and
      common equivalent shares
     outstanding                         131,684                 -           15,829   (L)         147,513
                                      ==========                       ============            ==========

---------------
(1) The historical statement of income has been adjusted to reclassify $122,150 of marketing and reservation expenses against related service fees.



Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform with the Company's pro forma classification.



See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                             OF ACQUIRED COMPANIES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                (IN THOUSANDS)




                                                              HISTORICAL
                                      ------------------------------------------------------------
                                                                                           OTHER
                                         AVIS (1)                      COLDWELL         1996 (2)       TOTAL
                                         AS ADJUSTED      RCI           BANKER (2)    ACQUISITIONS   HISTORICAL
                                      --------------    ----------     -----------    ------------   ----------
NET REVENUES
   Service fees, net                     $   26,871     $  251,516     $   295,478    $    10,350    $   584,215
   Other                                     72,366              -           4,067          1,651         78,084
                                         ----------     ----------     -----------    -----------    -----------
     Net revenues                            99,237        251,516         299,545         12,001        662,299
                                         ----------     ----------     -----------    -----------    -----------


EXPENSES
   Selling, general and
     administrative                          20,173        181,489         312,348         11,235        525,245
   Depreciation and
     amortization                            14,247         13,352           9,021            421         37,041
   Interest                                       -            345           3,155          1,493          4,993
   Other                                          -          4,340             512            764          5,616
                                         ----------     ----------     -----------    -----------    -----------
     Total expenses                          34,420        199,526         325,036         13,913        572,895
                                         ----------     ----------     -----------    -----------    -----------

Income (loss) before
   income taxes                              64,817         51,990         (25,491)        (1,912)        89,404
Provision (benefit) for
   income taxes                              29,966          2,370         (10,432)             -         21,904
                                         ----------     ----------     ------------   -----------    -----------
Net income (loss)                        $   34,851     $   49,620     $   (15,059)   $    (1,912)   $    67,500
                                         ==========     ==========     ============   ============   ===========

---------------

Note: Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's classification.

(1) The historical financial statements of operations of Avis, as adjusted, has been adjusted to include the historical results of Avis operations intended to be retained by the Company and the operating results of the Avis Car rental subsidiary, included in Other Revenue. See Historical Consolidated Statement of Operations of Avis, Inc., as Adjusted for the nine months ended August 31, 1996.
(2) Reflects results of operations for the period from January 1, 1996 to the respective dates of acquisition.

See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                          OF AVIS, INC., AS ADJUSTED
                   FOR THE NINE MONTHS ENDED AUGUST 31, 1996
                                (IN THOUSANDS)



                                                             RENTAL CAR
                                                             SUBSIDIARY              AVIS
                                          HISTORICAL         ADJUSTMENT           AS ADJUSTED
                                        -------------       -------------        -------------
REVENUES                                $   1,490,709       $  (1,391,472)       $     99,237
                                        -------------       -------------        ------------


EXPENSES
   Selling, general and administrative        975,769            (955,596)             20,173
   Depreciation and amortization              333,147            (318,900)             14,247
   Interest                                   116,958            (116,958)                  -
   Other                                           18                 (18)                  -
                                        -------------       --------------      -------------
     Total expenses                         1,425,892          (1,391,472)             34,420
                                        -------------       --------------      -------------

Income before income taxes                     64,817                   -              64,817
Provision for income taxes                     29,966                   -              29,966
                                        -------------       -------------       -------------

Net income                              $      34,851       $           -       $      34,851
                                        =============       =============       =============




---------------


See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION II

                       HFS INCORPORATED AND SUBSIDIARIES
                HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                          OF OTHER 1996 ACQUISITIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                (IN THOUSANDS)


                                         CENTURY 21
                                          NORS (1)     TRAVELODGE (1)      ERA (1)         TOTAL
                                        -----------    --------------    -----------    ------------
NET REVENUES
   Service fees, net                    $    6,668     $          688    $    2,994     $     10,350
   Other                                       449                  -         1,202            1,651
                                        ----------     --------------    ----------     ------------
     Net revenues                            7,117                688         4,196           12,001
                                        ----------     --------------    ----------     ------------


EXPENSES
   Selling, general
     and administrative                      7,566                552         3,117           11,235
   Depreciation
     and amortization                          285                  -           136              421
   Interest                                      2                  -         1,491            1,493
   Other                                         -                  -           764              764
                                        ----------     --------------    ----------     ------------
     Total expenses                          7,853                552         5,508           13,913
                                        ----------     --------------    ----------     ------------

Income (loss) before
   income taxes                               (736)               136        (1,312)          (1,912)
Provision for
   income taxes                                  -                  -             -                -
                                        ----------     --------------    ----------     ------------
Net income (loss)                       $     (736)    $          136    $   (1,312)    $     (1,912)
                                        ===========    ==============    ===========    =============




---------------

Note: Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's classification.


(1) Reflects results of operations for the period from January 1, 1996 to the respective date of acquisition.


See notes to pro forma consolidated balance sheet and statements of operations.

                       HFS INCORPORATED AND SUBSIDIARIES
               NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                           STATEMENTS OF OPERATIONS


A.   ACQUISITION OF AVIS:

     The purchase price for Avis has been allocated to assets acquired and liabilities assumed at their estimated fair values. Pro forma adjustments consist of the elimination of certain acquired assets and assumed liabilities, net of the fair value ascribed to such assets and liabilities.

     The Company acquired Avis for the following consideration ($000's):

     Cash consideration (i)                                                $     367,166
     Issuance of approximately 4.6 million shares of Company
         common stock                                                            338,419
     Issuance of note to ESOP                                                    100,930
                                                                           -------------
     TOTAL PRO FORMA ACQUISITION COST                                            806,515
                                                                           -------------


     Fair value of net assets acquired:
         Historical book value of acquired company                               356,635


         Elimination of net assets (liabilities) not acquired or assumed:
              Other assets                                                        (9,614)
              Preferred stock - Avis                                              72,416
              Intangible assets - Avis                                          (499,143)
              Redeemable portion of common stock - ESOP                          295,465
              Unearned compensation - ESOP                                      (257,751)

     Fair value adjustments to assets acquired and liabilities assumed:
              Deferred income tax asset, net (ii)                                  5,200
              Property and equipment                                              58,172
              Investment in car rental operating company                         202,384
              Accrued acquisition obligations                                    (44,000)
              Other                                                                  182
                                                                           -------------
         FAIR VALUE OF IDENTIFIABLE NET ASSETS ACQUIRED                          179,946
                                                                           -------------
         Intangible assets-Avis (iii)                                      $     626,569
                                                                           =============



(i) The cash consideration of the pro forma acquisition cost was financed by the Second Quarter 1996 Offering.

(ii) The pro forma adjustment to deferred income taxes recorded in connection with the acquisition results from differences in the fair values of assets acquired and liabilities assumed and their respective income tax bases.

(iii) The Company has not completed the valuation of identifiable intangible assets.

     The pro forma adjustments include the elimination of Avis stockholders' equity and the issuance of approximately 4.6 million shares of the Company's common stock to finance the acquisition.

                                                                      STOCKHOLDERS' EQUITY
                                                          -------------------------------------------------
                                                          ISSUANCE OF     ELIMINATION OF     ADJUSTMENT TO
                                                             COMPANY       STOCKHOLDERS'      STOCKHOLDERS'
                                                            COMMON STK.      EQUITY              EQUITY
                                                          --------------  --------------     --------------
     Participating convertible preferred stock             $        -      $    132,000      $   (132,000)
     Common stock                                                  46               290              (244)
     Additional paid-in capital                               338,373           220,401           117,972
     Retained earnings                                              -           103,339          (103,339)
     Treasury stock                                                 -          (102,269)          102,269
     Foreign currency equity adjustment                             -             2,874            (2,874)
                                                           ----------      ------------      ------------
                                                           $  338,419      $    356,635      $    (18,216)
                                                           ==========      ============      =============

B.   ACQUISITION OF RCI:

     The purchase price for RCI has been allocated to assets acquired and liabilities assumed at their estimated fair values. Pro forma adjustments consist of the elimination of certain acquired assets and assumed liabilities, net of the fair value ascribed to such assets and liabilities.

     The Company acquired RCI for the following consideration ($000's):

         Cash (i)                                                               $     265,000
         Borrowings under the Company's Revolving Credit Facilities                   285,000
         Issuance of approximately one million shares of Company
              common stock (ii)                                                        75,000
                                                                                -------------------------------
         Total pro forma acquisition cost                                                        $     625,000

     Fair value of net assets acquired is as follows:
         Historical book value of RCI                                           $      67,169

         Fair value adjustments to assets acquired and liabilities assumed:
                 Property and equipment                                               (45,000)
                 Other non-current assets                                               5,000
                 Deferred income taxes - non -current (iii)                            56,000
                                                                                ------------------------------
         Fair value of net assets acquired                                                              83,169
                                                                                                 -------------
         Intangible assets - RCI (iv)                                                            $     541,831
                                                                                                 =============

       (i) Cash consideration is comprised of $185 million in marketable securities, $38 million in notes not acquired and $42 million of acquired RCI cash.

       (ii) The number of shares of Company common stock issued in connection with the acquisition was calculated using a $75.0375 per share stock price.

       (iii) The pro forma adjustment to deferred income taxes recorded is the fair value of unearned income liabilities assumed and the respective income tax basis.

       (iv) The Company has not completed the valuation of identifiable intangible assets.


                                                                      STOCKHOLDERS' EQUITY
                                                          ------------------------------------------------
                                                          ISSUANCE OF     ELIMINATION OF     ADJUSTMENT TO
                                                             COMPANY      STOCKHOLDERS'      STOCKHOLDERS'
                                                            COMMON STK.      EQUITY             EQUITY
                                                          -------------   --------------     -------------
     Common stock                                          $       10      $          -      $         10
     Additional paid-in capital                                66,965           (16,189)           50,776
     Retained earnings                                              -           (37,459)          (37,459)
     Treasury stock                                             8,025                 -             8,025
     Net unrealized gain on available for
         sale of securities                                         -           (13,521)          (13,521)
                                                           ----------      -------------     -------------
                                                           $   75,000      $    (67,169)     $      7,831
                                                           ==========      =============     ============


     The pro forma adjustments include the elimination of RCI stockholders' equity and the issuance of approximately one million shares of the Company's common stock as partial consideration for RCI.

 C.  SERVICE FEE REVENUE:

     The pro forma adjustment reflects the elimination of franchise revenue associated with discontinued Century 21 international based operations, the elimination of franchise revenue paid by the Century 21 NORS to Century 21 under sub-franchise agreements and the addition of franchise fees to be received under franchise contracts with owned brokerage offices upon contribution of the Owned Brokerage Business to the Trust. Pro forma adjustments to franchise revenue consists of the following:

                                                     FOR THE YEAR ENDED      FOR THE NINE MONTHS ENDED
                                                        DECEMBER 31,               SEPTEMBER 30,
                                                           1995                 1995            1996
                                                     ------------------      -----------     -----------
     Eliminate:
         Discontinued operations                       $      (57)           $      (34)     $        -
         Century 21 revenue included as
              Century 21 NORS SG&A                         (4,500)               (3,375)         (1,003)
     Add:
         Franchise fees from Owned Brokerage Business      30,507                22,917          12,838
                                                       ----------            ----------      ----------
         Total                                         $   25,950            $   19,508      $   11,835
                                                       ==========            ==========      ==========


D.   SERVICE FEE REVENUE:

     The pro forma adjustment reflect the elimination of revenue generated from Coldwell Banker's 318 formerly owned brokerage offices. The Company contributed the net assets of the Owned Brokerage Business to the Trust upon consummation of the Coldwell Banker acquisition. The free cash flow of the Trust will be expended at the discretion of the trustees to enhance the growth of funds available for advertising and promotion.

E.   SERVICE FEE REVENUE:

     The pro forma adjustment reflects the elimination of revenue associated with investment income generated from RCI cash and marketable securities which were used by the Company as partial consideration for the RCI acquisition.

F.   OTHER REVENUE:

     The pro forma adjustment is comprised of the following:

                                                          FOR THE YEAR ENDED    FOR THE NINE MONTHS ENDED
                                                            DECEMBER 31,              SEPTEMBER 30,
     ADJUSTMENTS TO RENTAL CAR OPERATIONS:                       1995              1995           1996
                                                        -------------------     -----------    ------------
     Elimination of historical  expense associated with:
         Long-term incentive compensation plans              $      4,700       $        -     $     9,302
         Unfavorable vehicle leases                                33,411           30,478          15,488
         Depreciation and amortization                             31,869           23,208          26,120

     Addition of pro forma expenses associated with:
         Depreciation and amortization of  property,
         equipment and other intangibles                          (22,898)        (17,174)         (17,174)
     Increased financing costs                                     (8,004)         (4,714)          (1,549)
                                                             -------------      ----------     -----------
         Total adjustments to rental car operations                39,078           31,798          32,187

     OTHER ADJUSTMENT:
         Elimination of historical interest income
              related to cash consideration portion
              of Avis Acquisition (i)                                   -                -          (6,000)
                                                             ------------       ----------     ------------
              Total                                          $     39,078       $   31,798     $    26,187
                                                             ============       ==========     ===========


     (i) The pro forma adjustment eliminates historical interest income on the portion of cash generated from the Second Quarter 1996 Offering which was used as consideration in the Avis Acquisition.


G.   SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

     The pro forma adjustments eliminate redundant costs associated with the restructuring of franchise services and other businesses and the resulting termination of certain functions and positions in connection with company acquisitions. Adjustments are comprised of the following ($000's):

     For the year ended December 31, 1995:


                                  CENTURY                 COLDWELL      CENTURY 21
                                    21         RCI        BANKER          NORS         TRAVELODGE       ERA        TOTAL
                                 ---------   --------     -------      -----------    -----------    ---------     --------
     Payroll and related         $ 10,885    $  1,198     $10,682      $     7,706    $   1,110      $   7,236     $ 38,817
     Professional                   2,693       1,000       1,500            1,486          154            387        7,220
     Occupancy                      3,628           -           -            2,754          186          1,172        7,740
     Franchise fees (Note B)            -           -           -            4,500            -              -        4,500
     Other                          3,128       2,900      (1,517)           2,326          167          1,036        8,040
                                 --------    --------     --------     -----------    ---------      ---------     --------
     Total                       $ 20,334    $  5,098     $10,665      $    18,772    $   1,617      $   9,831     $ 66,317
                                 ========    ========     =======      ===========    =========      =========     ========

     For the nine months ended September 30, 1995:

                                  CENTURY                COLDWELL      CENTURY 21
                                    21         RCI        BANKER          NORS         TRAVELODGE       ERA        TOTAL
                                 ---------   --------     -------      -----------    -----------    ---------     -----
     Payroll and related         $ 10,885    $    914     $ 9,830      $     5,354    $     502      $   1,526     $ 29,011
     Professional                   2,693         750       1,573            1,063           70              -        6,149
     Occupancy                      3,628           -           -            1,944           84            666        6,322
     Franchise fees (Note B)            -           -           -            3,375            -              -        3,375
     Other                          3,128       1,275      (1,072)           1,528           74            983        5,916
                                 --------    --------     --------     -----------    ---------      ---------     --------
     Total                       $ 20,334    $  2,939     $10,331      $    13,264    $     730      $   3,175     $ 50,773
                                 ========    ========     =======      ===========    =========      =========     ========


     For the nine months ended September 30, 1996:

                                               COLDWELL     CENTURY 21
                                     RCI        BANKER         NORS       TRAVELODGE         ERA      TOTAL
                                  --------     --------     ----------   -----------    ----------   ---------
     Payroll and related          $    880     $ 5,462      $   2,425    $        25    $      222   $   9,014
     Stock option expense                -      40,801              -              -             -      40,801
     Professional                      750       1,055            705              4             -       2,514
     Occupancy                           -           -            604              4           102         710
     Franchise fees (Note B)             -           -          1,003              -             -       1,003
     Other                           1,333        (604)         1,069              4           157       1,959
                                   -------     --------     ---------    -----------    ----------   ---------
     Total                         $ 2,963     $46,714      $   5,806    $        37    $      481   $  56,001
                                   =======     =======      =========    ===========    ==========   =========


H.   SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

     The pro forma adjustment reflects the elimination of expenses associated with Coldwell Banker's formerly owned brokerage offices (See Note D).


I.   DEPRECIATION AND AMORTIZATION:

     The pro forma adjustment for depreciation and amortization is comprised of ($000's):

     For the year ended December 31, 1995:

                                    CCI      CENTURY                               COLDWELL    OTHER 1996
                                  MERGER      21           RCI       AVIS           BANKER    ACQUISITIONS    TOTAL
                                 --------   ---------     ------     --------     --------    ------------    -----
     Elimination of historical
       expense                   $  (529)   $ (5,217)  $(14,193)   $(19,683)    $(22,425)      $  (2,737)    $(64,784)
     Property, equipment and
       furniture and fixtures        100         534       4,623      12,400        1,295               -       18,952
     Information data base           375           -           -           -            -               -          375
     Intangible assets               289       3,669      27,211      20,327       25,877           7,024       84,397
                                 -------    --------    --------     -------      -------       ---------     --------
     Total                       $   235    $ (1,014)   $ 17,641     $13,044      $ 4,747       $   4,287     $ 38,940
                                 =======    =========   ========     =======      =======       =========     ========

     For the nine months ended September 30, 1995:

                                 CCI         CENTURY                              COLDWELL     OTHER 1996
                                  MERGER      21           RCI       AVIS           BANKER    ACQUISITIONS    TOTAL
                                 --------   ---------     ------     --------     --------    ------------    -----
     Elimination of historical
       expense                   $  (529)   $ (5,217)   $(12,698)   $(14,253)    $(17,272)      $  (2,597)    $(52,566)
     Property, equipment and
       furniture and fixtures        100         534       3,467       9,300          972               -       14,373
     Information data base           375           -           -           -            -               -          375
     Intangible assets               289       3,669      20,285      15,246       19,408           5,266       64,163
                                 -------    --------    --------     -------      -------       ---------     --------
     Total                       $   235    $ (1,014)   $ 11,054     $10,293      $ 3,108       $   2,669     $ 26,345
                                 =======    =========   ========     =======      =======       =========     ========


     For the nine months ended September 30, 1996:

                                                                          COLDWELL       OTHER 1996
                                                RCI          AVIS          BANKER       ACQUISITIONS     TOTAL
                                              ---------    ---------    -----------   --------------   -----------
     Elimination of historical
         expense                              $(13,352)    $(14,247)     $   (9,021)   $     (421)     $  (37,041)
     Property, equipment and
         furniture and fixtures                  3,467        9,300             540              -          13,307
     Intangible assets                          20,285       15,246          10,775          1,466          47,772
                                               -------      -------      ----------    -----------      ----------
     Total                                     $10,400      $10,299      $    2,294    $     1,045      $   24,038
                                               =======      =======      ==========    ===========      ==========



     CCI Merger

     The estimated fair values of CCI's information data base, property and equipment and excess of cost over fair value of net assets acquired are $7.5 million, $1.0 million and $33.8 million, respectively, and are amortized on a straight-line basis over the periods to be benefited which are ten , five and forty years, respectively. The benefit periods associated with the excess cost over fair value of net assets acquired were determined based on CCI's position as the dominant provider of gambling patron credit information services since 1956, its ability to generate operating profits and expansion of its customer base and the longevity of the casino gaming industry.

     Century 21

     The estimated fair values of Century 21 property and equipment, franchise agreements and excess cost over fair value of net assets acquired are $5.5 million, $33.5 million and $140.0 million, respectively, and are amortized on a straight-line basis over the periods to be benefited which are seven, twelve and forty years, respectively. The benefit periods associated with the excess cost over fair value of net assets acquired were determined based on Century 21's position as the world's largest franchisor of residential real estate brokerage offices, the most recognized brand name in the residential real estate brokerage industry and the longevity of the residential real estate brokerage business.

     RCI

     The fair value of RCI's property and equipment is estimated at approximately $37 million and is amortized on a straight line basis over the estimated useful lives, ranging from seven to thirty years.

     RCI's intangible assets consist of customer lists and excess of cost over fair value of net assets acquired. The estimated fair value of such intangible assets is approximately $542 million and is amortized on a straight-line basis over the periods to be benefited. The excess of cost over fair value of net assets acquired was determined to have a benefit period of forty years, which was based on RCI being a leading provider of services to the timeshare industry, which includes being the world's largest provider of timeshare exchange programs.

     Avis

     The estimated fair value of Avis' property and equipment intended to be retained by the Company, is $92 million, comprised primarily of a reservation system and related assets. Such property and equipment is amortized on a straight-line basis over the estimated benefit periods ranging from five to eight years. The estimated fair values of Avis' intangible assets, comprised principally of excess of cost over fair value of net assets acquired, are $627 million and are amortized on a straight-line basis over the respective assets benefit periods which range between ten to forty years.

     The excess of cost over fair value of net assets acquired was determined to have a benefit period of forty years, which was based on Avis' position as the second largest car rental system in the world, the recognition of its brand name in the car rental industry and the longevity of the car rental business.

     Coldwell Banker

     The estimated fair value of Coldwell Banker's property and equipment (excluding land) of $16.7 million, is amortized on a straight-line basis over the estimated benefit periods ranging from five to twenty-five years. The estimated fair value of Coldwell Banker's intangible assets, comprised of franchise agreements and excess of cost over fair value of net assets acquired, is $768.4 million and is amortized on a straight-line basis over the periods to be benefited. The excess of cost over fair value of net assets acquired was determined to have a benefit period of forty years, which was based on Coldwell Banker's position as the largest gross revenue producing real estate company in North American, the recognition of its brand name in the real estate brokerage industry and the longevity of the real estate brokerage business.

     Other 1996 Acquisitions

     The estimated fair values of Other 1996 Acquisitions franchise agreements aggregate $61.0 million and are being amortized on a straight line basis over the periods to be benefited, which range from twelve to thirty years. The estimated fair values of Other Acquisitions excess of cost over fair value of net assets acquired aggregate $164.2 million and are each being amortized on a straight line basis over the periods to benefited which are forty years.


J.   INTEREST EXPENSE:

                                                              For the Year Ended    For the Nine Months Ended
                                                                 December 31,            September 30,
                                                                    1995                1995           1996
                                                              ------------------    -----------    -----------
          Elimination of historical interest expense of:
             Century 21                                        $    (2,904)         $   (2,904)    $         -
             Other 1996 Acquisitions                                (3,323)             (1,871)        (1,493)
             RCI                                                      (536)               (402)          (345)
          Reversal of Coldwell Banker                               (5,329)             (2,958)        (3,155)
          Century 21                                                 2,835               2,835              -
          RCI                                                       17,955              13,466         13,466
          Minority interest - preferred dividends                    1,796               1,796              -
          4 3/4% Notes to finance Other 1996 Acquisitions            8,698               6,694          1,270
                                                                ----------          ----------     ----------
          Total                                                 $   19,192          $   16,656     $    9,743
                                                                ==========          ==========     ==========

     Century 21

     The pro forma adjustment reflects the recording of interest expense on $60 million of borrowings under the Company's revolving credit facility at an interest rate 6.3%. Borrowings represent the amount necessary to finance the initial cash purchase price net of $10.2 million of acquired cash.

     Coldwell Banker

     The pro forma adjustment reflects the reversal of interest expense relating to the following ($000's):

                                                              For the Year Ended     For the Nine Months Ended
                                                                 December 31,              September 30,
                                                                   1995                  1995           1996
                                                              ------------------    -----------    -----------
         Expense associated with the Owned
              Brokerage Business                                $       138         $        72    $     (179)
         Expense associated with revolving credit
              facility borrowings which will be repaid
              with proceeds from offering                             5,191               2,886          3,334
                                                                -----------         -----------    -----------
         Total                                                  $     5,329         $     2,958    $     3,155
                                                                ===========         ===========    ===========


     RCI

     The pro forma adjustment reflects the recording of interest expense on $285 million of borrowings under the Company's revolving credit facilities at an interest rate of 6.3%. Borrowings represent the amount used as partial consideration in the RCI acquisition.

     Minority interest - preferred dividends:

     The pro forma adjustment represents dividends on the redeemable Series A Adjustable Rate Preferred Stock of Century 21.

4-3/4% Notes

     The pro forma adjustment reflects interest expense and amortization of deferred financing costs related to the February 22, 1996 issuance of the 4-3/4% Notes to the extent that such proceeds were used to finance the Other 1996 Acquisitions.


K.   INCOME TAXES:

     The pro forma adjustment to income taxes is comprised of ($000's):

                                                              For the Year Ended     For the Nine Months Ended
                                                                 December 31,               September 30,
                                                                    1995                 1995           1996
                                                              ------------------    -----------    -----------
         Reversal of historical (provision) benefit of:
              Company                                           $  (55,175)         $  (41,820)    $  (82,630)
              CCI                                                     (313)               (313)             -
              Century 21                                            (2,097)             (2,097)             -
              RCI                                                   (4,464)             (1,940)        (2,370)
              Avis                                                 (23,977)            (21,644)       (29,966)
              Coldwell Banker                                      (24,385)            (16,422)        10,432
              Travelodge                                            (1,132)               (834)             -
         Pro forma provision                                       135,243              96,094        137,087
                                                                ----------          ----------     ----------
         Total                                                  $   23,700          $   11,024     $   32,553
                                                                ==========          ==========     ==========

The pro forma effective tax rates are approximately 1% higher than the Company's historical effective tax rates due to non-deductible excess of cost over fair value of net assets acquired to be recorded in connection with the acquisitions of Avis and RCI.


L.   WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES OUTSTANDING:

     The pro forma adjustment to weighted average shares consists of the following (000's):


                                                             For The Year Ended      For the Nine Months Ended
                                                                December 31,               September 30,
                                                                    1995                1995          1996
                                                             ------------------     -----------    -----------
         CCI                                                            896               1,180              -
         Century 21                                                   2,334               3,120              -
         Avis Offering                                                4,569               4,569          4,569
         RCI                                                          1,000               1,000          1,000
         Second Quarter 1996 Offering - Coldwell Banker              12,838              12,838          7,122
         Second Quarter 1996 Offering - Avis                          4,896               4,896          2,720
         Century 21 NORS                                                923                 923            418
                                                                -----------         -----------    -----------
         Total                                                       27,456              28,526         15,829
                                                                ===========         ===========    ===========


     The unaudited Pro Forma Consolidated Statements of Operations are presented as if the acquisitions took place at the beginning of the periods presented; thus, the stock issuances referred to above are considered outstanding as of the beginning of the period for purposes of per share calculations.

                                  SECTION III

                      HFS Incorporated and Subsidiaries
            COMBINING HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
                              FOR THE PHH MERGER


On November 10, 1996, the Company entered into a definitive merger agreement (the "PHH Merger") pursuant to which the Company will issue approximately $1.7 billion of Company common stock in exchange for all of the outstanding common stock of PHH Corporation ("PHH"). The accompanying combining consolidated financial statements give effect to the business combination of the Company and PHH which will be accounted for as a pooling of interests. Accordingly, the underlying consolidated combining balance sheet as of September 30, 1996 and the consolidated combining statements of income for each of the years ended December 31, 1993, 1994 and 1995, and each of the nine month periods ended September 30, 1995 and 1996, reflects the combining of the historical financial results of PHH Corporation with and into the historical consolidated financial results of the Company. The Company expects to recognize a one-time charge related to transaction and business combination costs in connection with the PHH Merger, which is not reflected in the combining statements of income.

Additionally, the combining historical consolidated financial statements reflect adjustments for the pooling of the Company and PHH including reclassifications to conform accounting policies and shares issued as consideration in connection with the PHH merger.

The pro forma consolidated financial statements are based on certain assumptions and adjustments described in the Notes to Pro Forma Consolidated Balance Sheet and Statements of Operations and should be read in conjunction therewith and with (i) the consolidated financial statements and related notes of the Company included in its 1995 Annual Report on Form 10-K (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996; and (iii) the consolidated financial statements of PHH Corporation included elsewhere in this report.

                                  SECTION III

                       HFS INCORPORATED AND SUBSIDIARIES
                            COMBINING CONSOLIDATED
                                 BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                                                                                           PAGE 1 OF 2


                                                      HISTORICAL
                                            -------------------------------        PRO FORMA              COMBINED
                                                HFS              PHH (1)          ADJUSTMENTS             COMPANIES
                                            --------------    -------------     -------------           -----------
ASSETS
   Current assets
     Cash and cash equivalents              $      471,194    $      11,450     $           -           $     482,644
     Relocation receivables                        136,052          666,905                 -                 802,957
     Other accounts and notes receivable, net      113,175          442,951                 -                 556,126
     Other current assets                           59,081           58,916                 -                 117,997
                                            --------------    -------------     -------------           -------------
TOTAL CURRENT ASSETS                               779,502        1,180,222                 -               1,959,724
                                            --------------    -------------     -------------           -------------


   Property and equipment-net                      106,233           92,846                 -                 199,079
   Franchise agreements-net                        594,415                -                 -                 594,415
   Excess of cost over fair value of
     net assets acquired-net                     1,339,836           47,656                 -               1,387,492
   Other assets                                     80,064          125,384                 -                 205,448
                                            --------------    -------------     -------------           -------------
TOTAL                                            2,900,050        1,446,108                 -               4,346,158
                                            --------------    -------------     -------------           -------------


ASSETS UNDER VEHICLE MANAGEMENT AND
    MORTGAGE PROGRAMS
   Net investment in leases and leased vehicles          -        3,285,721                 -               3,285,721
   Mortgage loans held for sale                          -          872,404                 -                 872,404
   Mortgage servicing rights & fees                      -          280,344                 -                 280,344
                                            --------------    -------------     -------------           -------------
TOTAL                                                    -        4,438,469                 -               4,438,469
                                            --------------    -------------     -------------           -------------

TOTAL ASSETS                                $    2,900,050    $   5,884,577     $           -           $   8,784,627
                                            ==============    =============     =============           =============

-------------


(1)    The historical PHH balance sheet is as of October 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to combining consolidated financial statements.

                                  SECTION III

                       HFS INCORPORATED AND SUBSIDIARIES
                            COMBINING CONSOLIDATED
                                 BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                (IN THOUSANDS)


                                                      HISTORICAL
                                            -------------------------------        PRO FORMA               COMBINED
                                                 HFS             PHH (1)          ADJUSTMENTS              COMPANIES
                                            --------------    -------------     -------------           ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities
     Accounts payable and other
       accrued liabilities                  $      160,357    $     418,143     $     76,651     (A)    $     655,151
     Deferred revenue - net                         24,655                -                 -                  24,655
     Income taxes payable                           81,633                -                 -                  81,633
     Accrued acquisition obligations                40,287                -                 -                  40,287
     Current portion of long-term debt              29,907                -                 -                  29,907
                                            --------------    -------------     -------------           -------------
TOTAL CURRENT LIABILITIES                          336,839          418,143           76,651                  831,633
                                            --------------    -------------     -------------           -------------


     Long-term debt                                534,264                -          584,796    (B)         1,119,060
     Deferred revenue                                7,299          114,021          (76,651)   (A)            44,669
     Other non-current liabilities                  31,259                -                 -                  31,259
     Deferred income taxes                          85,400                -                 -                  85,400
                                            --------------    -------------     -------------           -------------
TOTAL                                              995,061          532,164          584,796                2,112,021
                                            --------------    -------------     -------------           -------------


LIABILITIES UNDER VEHICLE MANAGEMENT AND MORTGAGE PROGRAMS
   Debt                                                  -        4,476,805         (584,796)               3,892,009
   Deferred income taxes                                 -          221,700                 -                 221,700
                                            --------------    -------------     -------------           -------------
     Total                                               -        4,698,505         (584,796)               4,113,709
                                            --------------    -------------     -------------           -------------


STOCKHOLDERS' EQUITY
   Common stock                                      1,237           99,820          (99,563)    (C)            1,494
   Additional paid-in capital                    1,705,541                -           99,563     (C)        1,805,104
   Retained earnings                               206,236          568,400                 -                 774,636
   Treasury stock                                  (8,025)                -                 -                  (8,025)
   Foreign currency equity adjustment                    -          (14,312)                -                 (14,312)
                                            --------------    --------------    -------------           --------------
TOTAL STOCKHOLDERS' EQUITY                       1,904,989          653,908                 -               2,558,897
                                            --------------    -------------     -------------           -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $    2,900,050    $   5,884,577     $           -           $   8,784,627
                                            ==============    =============     =============           =============

-------------
(1)    The historical PHH balance sheet is as of October 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to combining consolidated financial statements.

                                  SECTION III

                       HFS INCORPORATED AND SUBSIDIARIES
                  COMBINING CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1993
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    HISTORICAL
                                            -------------------------------        PRO FORMA              COMBINED
                                                 HFS (1)        PHH (2)           ADJUSTMENTS             COMPANIES
                                            --------------    -------------     -------------          -------------
NET REVENUES
   Service fees, net                        $    128,489      $          -      $    188,060     (E)   $       316,549
     Real estate services                              -           824,872          (602,965)    (D)           221,907
     Mortgage services                                 -           150,414                  -                  150,414
                                            ------------      ------------      -------------          ---------------
   Service fees, net                             128,489           975,286          (414,905)                  688,870
                                            ------------      ------------      -------------          ---------------

   Fleet management                                    -         1,140,557          (188,060)    (E)           952,497
     Depreciation on vehicles
       under operating leases                          -          (790,864)                -                  (790,864)
     Interest                                          -                 -          (111,939)    (F)          (111,939)
                                            ------------      ------------      -------------          ----------------
   Fleet management, net                               -           349,693          (299,999)                   49,694
                                            ------------      ------------      -------------          ---------------

   Other                                          11,881                 -                 -                    11,881
                                            ------------      ------------      ------------           ---------------
Net revenues                                     140,370         1,324,979         (714,904)                   750,445
                                            ------------      ------------      ------------           ---------------

EXPENSES
   Selling, general and administrative            40,315           293,161           (20,147)    (G)           313,329
   Costs, including interest, of carrying
     and reselling homes                               -           728,634          (602,965)    (D)            84,981
                                                                                     (36,113)    (H)
                                                                                      (4,575)    (G)
   Direct costs of mortgage services                   -            56,557           (30,080)    (G)            26,477
                                            ------------      ------------      -------------          ---------------
     Total selling, general and
        administrative                            40,315         1,078,352          (693,880)                  424,787
   Depreciation and amortization                  19,153                 -            54,802     (G)            73,955
   Interest                                       20,234           139,684          (111,939)    (F)            84,092
                                                                                      36,113     (H)
                                            ------------      ------------      -------------          ---------------
     Total expenses                               79,702         1,218,036          (714,904)                  582,834
                                            ------------      ------------      -------------          ---------------

Income before income taxes and
   extraordinary loss                             60,668           106,943                  -                  167,611
Provision for income taxes                        26,345            43,917                  -                   70,262
                                            ------------      ------------      -------------          ---------------
Income before extraordinary loss                  34,323            63,026                  -                   97,349
Extraordinary loss                                12,845                 -                  -                   12,845
                                            ------------      ------------      -------------          ---------------
Net income                                  $     21,478      $     63,026      $           -          $        84,504
                                            ============      ============      =============          ===============

PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                               $        .21                                               $           .67
                                            ============                                               ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 100,228                               25,700    (I)           125,928
                                            ============                        =============          ===============

----------------
(1) The historical statement of income has been adjusted to reclassify $116,700 of marketing and reservation expenses against related service fees.

(2) The historical statement of operations of PHH is for the twelve months ended January 31, 1994.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to combining consolidated financial statements.

                                  SECTION III

                       HFS INCORPORATED AND SUBSIDIARIES
                  COMBINING CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    HISTORICAL
                                            -------------------------------        PRO FORMA              COMBINED
                                                   HFS (1)      PHH (2)           ADJUSTMENTS             COMPANIES
                                            --------------    -------------     -------------          -------------
NET REVENUES
   Service fees, net                        $    152,976      $          -      $    202,031     (E)   $       355,007
     Real estate services                              -           705,146          (478,726)    (D)           226,420
     Mortgage services                                 -           127,551                 -                   127,551
                                            ------------      ------------      ------------           ---------------
   Service fees, net                             152,976           832,697          (276,695)                  708,978
                                            ------------      ------------      ------------           ---------------

   Fleet management                                    -         1,225,815          (202,031)    (E)         1,023,784
     Depreciation on vehicles
       under operating leases                          -          (849,523)                -                  (849,523)
     Interest                                                                       (126,721)    (F)          (126,721)
                                            ------------      -------------     ------------           ----------------
   Fleet management, net                               -           376,292          (328,752)                   47,540
                                            ------------      ------------      -------------          ---------------

   Other                                          29,303                 -                 -                    29,303
                                            ------------      ------------      ------------           ---------------
Net revenues                                     182,279         1,208,989          (605,447)                  785,821
                                            ------------      ------------      ------------           ---------------


EXPENSES
   Selling, general and administrative            46,018           295,345           (26,230)    (G)           315,133
   Costs, including interest, of carrying
     and reselling homes                               -           595,900          (478,726)    (D)            93,422
                                                                                     (19,993)    (H)
                                                                                      (3,759)    (G)
   Direct costs of mortgage services                   -            41,221           (20,284)    (G)            20,937
                                            ------------      ------------      -------------          ---------------
     Total selling, general and
       administrative                             46,018           932,466          (548,992)                  429,492

   Depreciation and amortization                  23,723                 -            50,273     (G)            73,996
   Interest                                       18,685           159,765          (126,721)    (F)            71,722
                                                                                      19,993     (H)
   Other                                           3,210                 -                 -                     3,210
                                            ------------      ------------      ------------           ---------------
     Total expenses                               91,636         1,092,231          (605,447)                  578,420
                                            ------------      ------------      -------------          ---------------

Income before income taxes                        90,643           116,758                 -                   207,401
Provision for income taxes                        37,154            47,714                 -                    84,868
                                            ------------      ------------      ------------           ---------------
Net income                                  $     53,489      $     69,044      $          -          $       122,533
                                            ============      ============      ============           ===============

PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                               $        .53                                               $           .97
                                            ============                                               ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 100,874                              25,700     (I)           126,574
                                            ============                       =============           ===============

-----------------
(1) The historical statement of income has been adjusted to reclassify $130,268 of marketing and reservation expenses against related service fees.

(2) The historical statement of operations of PHH is for the twelve months ended January 31, 1995.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to combining consolidated financial statement.
                                      43

                                  SECTION III

                       HFS INCORPORATED AND SUBSIDIARIES
                   COMBINING CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    HISTORICAL
                                            -------------------------------        PRO FORMA              COMBINED
                                                 HFS (1)        PHH (2)           ADJUSTMENTS             COMPANIES
                                            --------------    -------------     -------------          -------------
NET REVENUES
   Service fees, net                        $    229,671      $          -      $    203,390     (E)   $       433,061
     Real estate services                              -           782,727          (532,573)    (D)           250,154
     Mortgage services                                 -           173,787                 -                   173,787
                                            ------------      ------------      -------------          ---------------
   Service fees, net                             229,671           956,514          (329,183)                  857,002
                                            ------------      ------------      -------------          ---------------

   Fleet management                                    -         1,347,870          (203,390)    (E)         1,144,480
     Depreciation on vehicles
       under operating leases                          -          (929,341)                -                  (929,341)
     Interest                                                                       (159,652)    (F)          (159,652)
                                            ------------      -------------     -------------          ----------------
   Fleet management, net                               -           418,529          (363,042)                   55,487
                                            ------------      ------------      -------------          ---------------

   Other                                          43,541                 -                 -                    43,541
                                            ------------      ------------      ------------           ---------------
Net revenues                                     273,212         1,375,043          (692,225)                  956,030
                                            ------------      ------------      ------------           ---------------

EXPENSES
   Selling, general and administrative            82,426           310,567           (29,692)    (G)           363,301
   Costs, including interest, of carrying
     and reselling homes                               -           658,498          (532,573)    (D)            97,324
                                                                                     (25,972)    (H)
                                                                                      (2,629)    (G)
   Direct costs of mortgage services                   -            60,498           (30,667)    (G)            29,831
                                            ------------      ------------      ------------           ---------------
     Total selling, general and
       administrative                             82,426         1,029,563          (621,533)                  490,456

   Depreciation and amortization                  30,857                 -            62,988     (G)            93,845
   Interest                                       21,789           212,365          (159,652)    (F)           100,474
                                                                                      25,972     (H)
   Other                                           3,235                 -                 -                     3,235
                                            ------------      ------------      ------------           ---------------
     Total expenses                              138,307         1,241,928          (692,225)                  688,010
                                            ------------      ------------      -------------          ---------------

Income before income taxes                       134,905           133,115                 -                   268,020
Provision for income taxes                        55,175            54,995                 -                   110,170
                                            ------------      ------------      ------------           ---------------
Net income                                  $     79,730      $     78,120      $          -           $       157,850
                                            ============      ============      ============           ===============

PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                               $        .73                                               $          1.15
                                            ============                                               ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 115,654                               25,700    (I)           141,354
                                            ============                        =============          ===============

-----------------
(1) The historical statement of income has been adjusted to reclassify $139,771 of marketing and reservation expenses against related service fees.

(2) The historical statement of operations of PHH is for the twelve months ended January 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to combining consolidated financial statements.

                                  SECTION III

                       HFS INCORPORATED AND SUBSIDIARIES
                  COMBINING CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      HISTORICAL                                           PRO FORMA
                                            -------------------------------        PRO FORMA            HISTORICAL HFS,
                                                HFS (1)         PHH (2)           ADJUSTMENTS            AS RESTATED
                                            --------------    -------------     -------------          ----------------
NET REVENUES
   Service fees, net                        $    159,792      $           -     $    150,028     (E)   $       309,820
     Real estate services                              -            590,168         (399,717)    (D)           190,451
     Mortgage services                                 -            124,144                -                   124,144
                                            ------------      -------------     ------------           ---------------
   Service fees, net                             159,792            714,312         (249,689)                  624,415
                                            ------------      -------------     ------------           ---------------

   Fleet management                                    -          1,003,355         (150,028)    (E)           853,327
     Depreciation on vehicles
       under operating leases                          -           (692,788)               -                  (692,788)
     Interest                                                                       (117,373)    (F)          (117,373)
                                            ------------       ------------     ------------           ----------------
   Fleet management, net                               -            310,567         (267,401)                   43,166
                                            ------------       ------------     ------------           ----------------

   Other                                          30,869                  -                -                    30,869
                                            ------------       ------------     ------------           ----------------
Net revenues                                     190,661          1,024,879         (517,090)                  698,450
                                            ------------       ------------     ------------           ----------------


EXPENSES
   Selling, general and administrative            49,472            232,698          (22,452)    (G)           259,718
   Costs, including interest, of carrying
     and reselling homes                               -            497,415         (399,717)    (D)            76,266
                                                                                     (19,344)    (H)
                                                                                      (2,088)    (G)
   Direct costs of mortgage services                   -             40,093          (18,981)    (G)            21,112
                                            ------------       ------------     ------------            ---------------
     Total selling, general and
       administrative                             49,472            770,206         (462,582)                  357,096
   Depreciation and amortization                  21,721                  -           43,521     (G)            65,242
   Interest                                       16,272            154,638         (117,373)    (F)            72,881
                                                                                      19,344     (H)
   Other                                           2,012                  -                -                     2,012
                                            ------------       ------------     ------------            ---------------
     Total expenses                               89,477            924,844         (517,090)                  497,231
                                            ------------       ------------     ------------            ---------------

Income before income taxes                       101,184            100,035                -                   201,219
Provision for income taxes                        41,820             41,397                -                    83,217
                                            ------------       ------------     ------------            ---------------
Net income                                  $     59,364       $     58,638     $          -            $      118,002
                                            ============       ============     ============            ===============

PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                               $        .56                                                $          .88
                                            ============                                                ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 112,056                              25,700     (I)           137,756
                                            ============                        ============            ===============

-----------------
(1) The historical statement of income has been adjusted to reclassify $109,070 of marketing and reservation expenses against related service fees.

(2) The historical statement of operations of PHH is for the nine months ended October 31, 1995.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to combining consolidated financial statements.

                                  SECTION III

                       HFS INCORPORATED AND SUBSIDIARIES
                  COMBINING CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                     HISTORICAL                                            PRO FORMA
                                            -------------------------------        PRO FORMA            HISTORICAL HFS,
                                                 HFS (1)        PHH (2)           ADJUSTMENTS            AS RESTATED
                                            --------------    -------------     -------------          -------------
NET REVENUES
   Service fees, net                        $    346,127      $          -      $    152,602     (E)   $       498,729
     Real estate services                              -           619,431          (420,805)    (D)           198,626
     Mortgage services                                 -           188,636                 -                   188,636
                                            ------------      ------------      ------------           ---------------
   Service fees, net                             346,127           808,067          (268,203)                  885,991
                                            ------------      ------------      -------------          ---------------
   Fleet management                                    -         1,042,984          (152,602)    (E)           890,382
     Depreciation on vehicles
       under operating leases                          -          (727,457)                -                  (727,457)
     Interest                                                                       (120,404)    (F)          (120,404)
                                            ------------      -------------     -------------          ----------------
   Fleet management, net                               -           315,527          (273,006)                   42,521
                                            ------------      ------------      -------------          ---------------

   Other                                          81,733                 -                 -                    81,733
                                            ------------      ------------      ------------           ---------------
Net revenues                                     427,860         1,123,594          (541,209)                1,010,245
                                            ------------      ------------      -------------          ---------------


EXPENSES
   Selling, general and administrative           148,287           249,693           (19,808)    (G)           378,172
   Costs, including interest, of carrying
     and reselling homes                               -           507,986          (420,805)    (D)            62,841
                                                                                     (22,970)    (H)
                                                                                      (1,370)    (G)
   Direct costs of mortgage services                   -            77,718           (38,720)    (G)            38,998
                                            ------------      ------------      -------------          ---------------
     Total selling, general and
       administrative                            148,287           835,397          (503,673)                  480,011
   Depreciation and amortization                  41,129                 -            59,898     (G)           101,027
   Interest                                       22,194           169,933          (120,404)    (F)            94,693
                                                                                      22,970     (H)
   Other                                          10,988                 -                 -                    10,988
                                            ------------      ------------      ------------           ---------------
     Total expenses                              222,598         1,005,330          (541,209)                  686,719
                                            ------------      ------------      -------------          ---------------

Income before income taxes                       205,262           118,264                  -                  323,526
Provision for income taxes                        82,630            48,253                  -                  130,883
                                            ------------      ------------      -------------          ---------------
Net income                                  $    122,632      $     70,011      $           -          $       192,643
                                            ============      ============      =============          ===============

PER SHARE INFORMATION
   (FULLY DILUTED)
   Net income                               $        .96                                               $          1.25
                                            ============                                               ===============

   Weighted average common and
     common equivalent shares
     outstanding                                 131,684                               25,700    (I)           157,384
                                            ============                        =============          ===============

-----------------
(1) The historical statement of income has been adjusted to reclassify $122,150 of marketing and reservation expenses against related service fees.

(2) The historical statement of operations of PHH is for the nine months ended October 31, 1996.

Note: Certain reclassifications have been made to the historical results of HFS and PHH to conform to the presentation expected to be used by the merged companies.

See notes to combining consolidated financial statements.

                       HFS Incorporated and Subsidiaries
                  NOTES TO PRO FORMA CONSOLIDATING COMBINING
                             FINANCIAL STATEMENTS



A.   OTHER CURRENT ASSETS:

     The pro forma adjustment reclassifies advances from clients to accounts payable and other accrued liabilities. This adjustment is made to conform to the presentation expected to be used by the merged companies.

B.   LONG-TERM DEBT:

     This pro forma adjustment reclassifies the portion of long-term debt associated with real estate services activities from Liabilities under vehicle management and mortgage programs to Long-term debt. This adjustment was made to conform to the presentation expected to be used by the merged companies.


C.   EQUITY:

     The pro forma adjustment reflects a reclassification of equity in connection with issuance of Company common stock to the PHH shareholders.

D.   SERVICES FEES:

     The pro forma adjustment offsets amounts billed (PHH revenue) to client corporations with expenses incurred (PHH expense) on behalf of client corporations. This adjustment is made to conform to the presentation expected to be used by the merged companies.

E.   FLEET MANAGEMENT:

     The pro forma adjustment reclassifies service fees generated from fee-based services provided to clients' vehicle fleets. This adjustment is made to conform to the presentation expected to be used by the merged companies.

F.   INTEREST EXPENSE - FLEET MANAGEMENT:

     The pro forma adjustment reclassifies interest expense on debt incurred to finance vehicle leasing activities. This adjustment is made to conform to the presentation expected to be used by the merged companies.

G.   DEPRECIATION AND AMORTIZATION:

     The pro forma adjustment reclassifies depreciation and amortization, other than depreciation on vehicles under operating leases, to a separate financial line to conform to the presentation expected to be used by the merged companies.

H.   INTEREST EXPENSE - REAL ESTATE SERVICES:

     The pro forma adjustment reclassifies the interest portion of the cost of carrying and reselling homes from selling general and administrative expense to interest expense. This adjustment is made to conform to the presentation expected to be used by the merged companies.

I.   WEIGHTED AVERAGE SHARES:

     The pro forma adjustment reflects the number of shares of Company common stock estimated to be issued by the Company in connection with the PHH Merger at an assumed $67.00 per share price.